UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

NuVasive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 909-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NUVA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 10, 2020, NuVasive, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware effecting an amendment to increase the number of authorized shares of the Company’s common stock from 120,000,000 shares to 150,000,000 shares. The Certificate of Amendment was approved by the Company’s stockholders at the Special Meeting (as defined below).

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 10, 2020, the Company held a Special Meeting of Stockholders (the “Special Meeting”).  The Company’s definitive proxy statement for the Special Meeting was filed with the U.S. Securities and Exchange Commission  on July 30, 2020 and describes in detail each of the two proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Special Meeting. The final results for the votes cast with respect to each Proposal are set forth below.

As of July 15, 2020, the record date of the Special Meeting, there were 51,252,708 outstanding shares of the Company’s common stock. At the Special Meeting, a quorum of 46,449,977 shares of the Company’s common stock were represented in person or by proxy.

Proposal 1

The stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of the Company’s common stock authorized for issuance from 120,000,000 shares to 150,000,000 shares, by the following vote:

Votes For	Votes Against	Abstentions
45,852,276	204,297	393,404

Proposal 2

The stockholders approved the authority of the Company to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,859,784	4,178,445	411,748	0

No other items were presented for stockholder approval at the Special Meeting.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1 104	Certificate of Amendment to Restated Certificate of Incorporation Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: September 10, 2020	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Executive Vice President and Chief Financial Officer